Exhibit 99.1














LCM Holdings
(A Development Stage Company)


Financial Statements


Three Months Ended March 31, 2005 and the Period from
Inception (March 31, 2004) to December 31, 2004

================================================================================
                                  LCM HOLDINGS
                          (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS
              Three Months Ended March 31, 2005 and the Period from
                 Inception (March 31, 2004) to December 31,2004

================================================================================

                                  LCM HOLDINGS
                          (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS
              Three Months Ended March 31, 2005 and the Period from
                 Inception (March 31, 2004) to December 31, 2004



================================================================================


                                 C O N T E N T S

                                                                           PAGE

Independent Auditor's Report..............................................   1

Financial Statements:

         Balance Sheets...................................................   2

         Statements of Operations.........................................   3

         Statements of Cash Flows.........................................   4

         Notes to Financial Statements....................................  5-6





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                          INDEPENDENT AUDITOR'S REPORT



To the Board of Directors
LCM Holdings
San Diego, California


We have audited the accompanying balance sheet of LCM Holdings (the Company), a Delaware corporation in the development stage, as of December 31, 2004 and the related statements of operations and cash flows for the period from inception (March 31, 2004) to December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of LCM Holdings as of December 31, 2004, and the results of its operations and its cash flows for the period from inception (March 31, 2004) to December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

/s/ Vitale, Caturano & Company, Ltd.

VITALE, CATURANO & COMPANY, LTD.

June 28, 2005
Boston, Massachusetts


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                                                                          PAGE 2
LCM HOLDINGS
(A DEVELOPMENT STAGE COMPANY)
Balance Sheets


                                                       MARCH 31,
                                                         2005       December 31,
                                                      (UNAUDITED)      2004
                                                      -------------------------

ASSETS
Cash and cash equivalents                             $     160       $     364
                                                      -------------------------

                                                      $     160       $     364
                                                      =========================

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
   Accounts payable                                   $ 800,132       $ 718,729
   Notes payable                                         30,000          30,000
                                                      -------------------------
           Total current liabilities                    830,132         748,729
                                                      -------------------------

Stockholders' deficit:
   Common stock, $.001 par                                    1               1
   Accumulated deficit                                 (829,973)       (748,366)
                                                      -------------------------
           Total stockholders' deficit                 (829,972)       (748,365)
                                                      -------------------------

                                                      $     160       $     364
                                                      =========================




              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE
                             FINANCIAL STATEMENTS.



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                                                                          PAGE 3
LCM HOLDINGS
(A DEVELOPMENT STAGE COMPANY)
Statements of Operations



                                                THREE MONTHS     Period from
                                                   ENDED          Inception
                                                 MARCH 31,     (March 31, 2004)
                                                    2005        to December 31,
                                                (UNAUDITED)          2004
                                               -------------------------------

Revenues                                       $      --             $      --
                                               -------------------------------
        Total revenues                                --                    --
                                               -------------------------------

Research and development                          25,765               647,472
General and administrative                        55,842               100,894
                                               -------------------------------
        Total operating expenses                  81,607               748,366
                                               -------------------------------

        Net loss                                 (81,607)             (748,366)
                                               -------------------------------

Accumulated deficit, beginning of period        (748,366)                   --
                                               -------------------------------

  Accumulated deficit, end of period           $(829,973)            $(748,366)
                                               ===============================




              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE
                             FINANCIAL STATEMENTS.



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                                                                          PAGE 4
LCM HOLDINGS
(A DEVELOPMENT STAGE COMPANY)
Statements of Cash Flows

                                                                        THREE MONTHS     Period from
                                                                           ENDED          Inception
                                                                         MARCH 31,     (March 31, 2004)
                                                                           2005         to December 31,
                                                                        (UNAUDITED)           2004
                                                                        -------------------------------
Cash flows from operating activities:
   Net loss                                                             $ (81,607)            $(748,366)
   Adjustments to reconcile net loss to
     net cash provided by (used in) operating activities:
       Change in current assets and liabilities:
         Increase in:
           Accounts payable                                                81,403               718,729
           Notes payable                                                       --                30,000
                                                                        -------------------------------
         Net cash provided by (used in) operating activities                 (204)                  363
                                                                        -------------------------------

Cash flows from financing activities:
   Proceeds from issuance of common stock                                      --                     1
                                                                        -------------------------------
         Net cash provided by financing activities                             --                     1
                                                                        -------------------------------

Net increase (decrease) in cash and cash equivalents                         (204)                  364

Cash and cash equivalents, beginning of period                                364                    --
                                                                        -------------------------------

Cash and cash equivalents, end of period                                $     160             $     364
                                                                        ===============================




              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE
                             FINANCIAL STATEMENTS.



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                                                                          PAGE 5
LCM HOLDINGS
(A DEVELOPMENT STAGE COMPANY)
Notes to Financial Statements
Three Months Ended March 31, 2005 (Unaudited) and the Period
From Inception (March 31, 2004) to December 31, 2004 (Audited)

1.       NATURE OF ORGANIZATION

         LCM Technologies, Inc., (here in referred to as LCM Holdings or the Company) a Delaware Corporation, was incorporated on March 31, 2004. The Company is in the development stage and is devoting substantially all of its efforts toward technology research and development.

         On May 4, 2005, the Company and Catcher, Inc. entered into an agreement in which Catcher, Inc. purchased substantially all of the assets and liabilities of the Company.

         Also, on May 4, 2005, Catcher, Inc. was acquired by U.S. Telesis Holdings Inc. through a series of stock purchases with the shareholders of Catcher, Inc. In connection with the acquisition, U.S. Telesis Holdings, Inc. acquired (i) all of the issued and outstanding shares of common stock of Catcher in exchange for an aggregate of 34,911,900 shares of authorized, but theretofore unissued shares of common stock, $.001 par value of U.S. Telesis Holdings, Inc., (ii) all of the issued and outstanding Series A Preferred Stock of Catcher Inc. in exchange for 733,778 shares of authorized Series A Preferred Stock, $.001 par value of U.S. Telesis. In addition, U.S. Telesis assumed Catcher Inc.'s obligation to issue an aggregate of 32,402,600 shares of common stock to warrant holders.

         Immediately prior to the acquisition of Catcher, Inc. by U.S. Telesis Holdings, Inc., Catcher, Inc. completed a private placement of units consisting of common stock and warrants of Catcher to accredited investors which generated cash proceeds in the amount of $4,500,721.

         The Company is subject to risks common to rapid growth technology-based companies, including a limited operating history, dependence on key personnel, the need to raise capital, rapid technological change, competition from substitute products and larger companies, and the need for the successful development and marketing of commercial products and services.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         INTERIM FINANCIAL DATA

         The accompanying financial statements as of March 31, 2005 are unaudited. In the opinion of management, these interim statements have been prepared on the same basis of accounting as the audited financial statements and include all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the results of the interim periods. The financial and other data disclosed in these notes to the financial statements for these periods are not necessarily indicative of the results to be expected for any future periods.

         USE OF ESTIMATES

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.



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                                                                          PAGE 6


2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES...continued

         CASH AND CASH EQUIVALENTS

         The Company considers all highly liquid investments with original maturities of 90 days or less to be cash equivalents.

         INCOME TAXES

         No income tax provision is recorded since the Company has incurred losses since its inception. Also, due to the uncertainty of future taxable income, no future tax benefits of incurred losses have been recognized. Further, since the Company experienced a change in ownership control on May 4, 2005 (see Note 1), there will be limitations with respect to the future utilization of income tax loss carryforwards.

         CONCENTRATION OF CREDIT RISK

         The Company maintains its cash in bank deposit accounts, which at times, may exceed federally insured limits. The Company has not exceeded the federally insured limits as of December 31, 2004. The Company believes it is not exposed to any significant credit risk on cash.

3.       NOTES PAYABLE

         At December 31, 2004, the balance in the two outstanding promissory notes was $30,000. The notes bear an interest rate of 10% and were due by December 31, 2004. These notes were paid in 2005.

4.       COMMON STOCK

         During 2004, the Company issued one share of common stock to the sole shareholder for a nominal value.

5.       RELATED PARTY TRANSACTIONS

         CONTRIBUTED SERVICES

         During the period ended December 31, 2004, the shareholder contributed services to the Company. No expense was attributed to these services during the period ended December 31, 2004 as the Company is still in the early stage of development.

         At December 31, 2004, there was $47,880 due to the shareholder. The amount is included in accounts payable in the accompanying balance sheet.